                                                                   EXHIBIT 10.10


                              AMENDED AND RESTATED
                            BAKER HUGHES INCORPORATED
                         1991 EMPLOYEE STOCK BONUS PLAN

1. Purpose of the Plan. The Baker Hughes Incorporated 1991 Employee Stock Bonus Plan (the "Plan") is intended to promote the interests of Baker Hughes Incorporated (the "Company"), its subsidiaries and affiliated entities and its stockholders by encouraging certain key employees of the Company, its subsidiaries and affiliated entities to increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Plan provides an incentive to such employees who have been granted options under the Baker Hughes Incorporated Restated 1987 Stock Option Plan (the "Stock Option Plan") and/or who have been offered debentures under the Baker Hughes Incorporated 1987 Convertible Debenture Plan (the "Convertible Debenture Plan") to encourage such employees to remain in the employ of the Company and to retain the shares acquired by the exercise of such options ("Option Shares") and/or by the exercise of the conversion privilege of such debentures ("Conversion Shares") for a minimum of three years from the issuance of such Option Shares and/or Conversion Shares, respectively. Accordingly, the Company may issue to such employees shares of common stock of the Company, $1 par value ("Stock"), subject to certain restrictions in accordance with the terms and conditions herein established ("Stock Awards").

2. Administration of the Plan. The Plan shall be administered by the Compensation Committee ("Committee") of the Board of Directors of the Company. Subject to the provisions of the Plan, the Committee shall interpret the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Award granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan into effect. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The act or determination of a majority of the Committee at a meeting where a quorum is present shall be deemed to be the act or determination of the Committee.

         The Committee shall consist of at least three members of the Board of Directors of the Company appointed by and holding office for a term determined by and in the discretion of the Board of Directors of the Company. No Stock Awards may be granted under the Plan to any member of the Committee during the term of his membership on the Committee. No person shall be eligible to serve on the Committee unless he is then a "disinterested person" within the meaning of Paragraph (d) (3) of Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), if and as such Rule is then in effect.

3. Eligibility to Receive Stock Awards. Stock Awards shall be issued under Paragraph 5 of the Plan to those employees of the Company, its subsidiaries and affiliated entities (excluding non-employee directors) who are issued Option Shares under the Stock Option Plan and/or Conversion Shares under the Convertible Debenture Plan during the Company's 1991 fiscal year and thereafter. A Stock Award may be issued to the same employee on more than one occasion.

4. Shares Subject to the Plan. The aggregate number of shares of Stock which may be issued to employees under Paragraph 5 of the Plan shall not exceed 1,000,000 shares of Stock. Such shares of Stock may consist of authorized but unissued shares or previously issued shares reacquired by the Company. Any of such shares of Stock which remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient number of shares of Stock to meet the requirements of the Plan. If shares of Stock issued under Paragraph 5 of the Plan are forfeited to the Company, such shares of Stock shall again become available for issuance under the Plan. The aggregate number of shares of Stock which may be issued under the Plan may be adjusted to reflect a change in capitalization of the Company, such as a stock dividend or stock split.

5. Issuance of Stock Awards. Stock Awards shall be issued to eligible employees in the form of shares of stock ("Stock Award Shares") in an amount equal to (a) one Stock Award Share for every five Option Shares acquired by exercise pursuant to options (whether nonqualified or incentive) granted under the Stock Option Plan and (b) one Stock Award Share for every five conversion shares acquired by exercise of a conversation privilege of debentures under the Convertible Debenture Plan on the third anniversary of the issuance of Option Shares issued pursuant to the exercise of an option granted under the Stock Option Plan and/or the underlying Conversion Shares issued pursuant to the exercise of a conversion privilege of debentures issued under the Convertible Debenture Plan, to the extent such eligible employee has not violated the Forfeiture Restrictions defined in paragraph 6 below. The Committee or the Company shall notify in writing each employee entitled to receive a Stock Award hereunder of the number of Stock Awards Shares issued or to be issued prior to the 31st day of December of each calendar year. In addition to a Stock Award, at the time of the issuance of the Stock Award Shares the Company will pay to the Employee the dividends attributable to the Stock Award Shares as though such shares had been issued and outstanding for the three years, without interest.

6. Forfeiture Restrictions. The obligation of the Company to issue Stock Award Shares is subject to the restrictions as described in this Paragraph 6 and shall hereinafter be referred to as the "Forfeiture Restrictions." If an employee who is issued a Stock Award based upon underlying Option Shares issued pursuant to the exercise of an option granted under the Stock Option Plan and/or underlying Conversion Shares issued pursuant to the exercise of a conversion privilege of debentures issued under the Convertible Debenture Plan, sells or otherwise transfers (other than by gift, devise or descent) such underlying Option Shares and/or Conversion Shares within three years of the date of issuance of such Option Shares and/or Conversion Shares, respectively, such Stock Award shall be forfeited on a prorated basis of the one such Stock Award Share per five such Option Shares and/or Conversion Shares sold or otherwise transferred; provided that, in the event such employee sells or otherwise transfers more than fifty percent of such underlying Option Shares and/or Conversion Shares within three years of the date of issuance of such Option Shares and/or Conversion Shares, respectively, all such Stock Award Shares shall be forfeited. Moreover, in the event of termination of the employee's employment with the Company, its subsidiaries and affiliated entities for any reason other than retirement at or after age sixty-five, death or total and permanent disability within three years of the date of issuance of underlying Option Shares and/or Conversion Shares, respectively, upon which the issuance of Stock Award Shares are based, all such Stock Award Shares shall be forfeited. An employee shall be considered to be in the employment of an employer as long as he remains an employee of the employer, whether active or on an authorized leave of absence. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee and its determination shall be final.

7. Lapse of Forfeiture Restrictions. The Forfeiture with respect to Stock Awards not otherwise forfeited pursuant to the provisions of Paragraph 6 and issued to an employee based upon underlying Option Shares issued pursuant to the exercise of an option granted under the Stock Option Plan or underlying Conversion Shares issued pursuant to the exercise of the conversion privilege of debentures issued under the Convertible Debentures Plan shall lapse and be of no further force and effect upon the expiration of three years following the date of issuance of such Option Shares and/or Conversion Shares, respectively. Moreover, the Forfeiture Restrictions with respect to Stock Awards issued to an Employee and not otherwise forfeited pursuant to the provisions of Paragraph 6 shall lapse and be of no further force and effect upon the termination of the employee's employment with the Company, its subsidiaries and affiliated entities by reason of retirement at or after age sixty-five, death or total and permanent disability.

8. Shares Received in Reorganization or Stock Split. The provisions of Paragraph 6 shall not apply to the transfer of Stock Awards or Stock Award Shares pursuant to a plan of reorganization of the Company, but the stock or securities received in exchange therefor, and any Stock Award received as a result of a stock split with respect to Stock Award Shares, shall also become subject to the Forfeiture Restrictions for all purposes of the Plan. Notwithstanding the foregoing, if the Company is to be merged into or consolidated with one or more corporations and the Company is not to be the surviving corporation, if the Company is to be dissolved and liquidated, or if substantially all of the assets and business of the Company are to be sold, the Committee may fix a date, prior to the effective time of such merger, consolidation, dissolution and liquidation, or sale, on which date all Forfeiture Restrictions with respect to all Stock Awards shall lapse.

9. Term of Plan. The Plan shall be effective as of October 24, 1990. Unless sooner terminated under the provisions of Paragraph 12, no further Stock Awards shall be issued under Paragraph 5 after the issuance of the last underlying Option Shares pursuant to the exercise of an option granted under the Stock Option Plan and/or underlying conversion Shares pursuant to the exercise of a conversion privilege of debentures issued under the Convertible Debenture Plan, and the Plan shall terminate when all Stock Award Shares (and dividends thereon) theretofore issued either have been forfeited to the Company or the Forfeiture Restrictions thereon have lapsed.

10. Rights of Stockholder. Upon the issuance of Stock Award Shares to an employee, such employee shall have all of the rights of a stockholder of the Company with respect to such Restricted Shares, including the right to vote such Stock Award Shares and the right to receive all dividends or other distributions paid with respect to such Stock Award Shares.

11. Withholding of Tax. To the extent the issuance of Stock Award Shares or the lapse of Forfeiture Restrictions results in the receipt of compensation by an employee, the employer is authorized to withhold from any other cash compensation then or thereafter payable to such employee any tax required to be withheld by reason of the receipt of compensation resulting from the issuance of Stock Award Shares or the lapse of Forfeiture Restrictions. In the alternative, the employer may, in its discretion, at the request of the employee, satisfy any withholding requirements by retaining the number of shares of Stock (for which Forfeiture Restrictions have lapsed) necessary to satisfy any such withholding obligation.

12. Amendment or Termination of the Plan. The Board of Directors of the Company in its discretion may terminate the Plan at any time with respect to any Restricted Shares which have not theretofore been issued. The Board of Directors shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change may be made which would impair the rights of an employee to whom Stock Award Shares have theretofore been issued without the consent of such employee.

                           AMENDMENT NO. 1997-1 TO THE
                              AMENDED AND RESTATED
                         1991 EMPLOYEE STOCK BONUS PLAN

         This Amendment No. 1997-1 is made to the Baker Hughes Incorporated Amended and Restated 1991 Employee Stock Bonus Plan ("the Plan"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

         WHEREAS, Baker Hughes Incorporated (the "Company") has determined that it is in its best interest and that of its stockholders to amend the Plan as set forth herein;

         NOW, THEREFORE, the Plan is amended as follows:

1. The first sentence of Paragraph 5 of the Plan is amended (A) to insert, immediately following the phrase "(b) one Stock Award Share for every five conversion shares acquired by exercise of a conversion privilege of debentures under the Convertible Debenture Plan on" the phrase "the earliest to occur of
(i)" and (B) to insert, immediately prior to the "." at the end thereof, the following:

", (ii) the occurrence of a Change in Control, and (iii) the termination of the eligible employee's employment if (a) such eligible employee's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (b) such eligible employee terminates his or her employment for Good Reason prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of the Person described in clause (a), or (c) such eligible employee's employment is terminated by the Company without Cause or by the eligible employee for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs). A termination of employment described in clause (iii) is hereinafter referred to as a "Qualifying Termination"

2. Paragraph 5 of the Plan is amended by adding at the end thereof a new paragraph as follows:

For purposes of the Plan:

"Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under
Section 12 of the Act.

"Beneficial Owner" shall have the meaning set forth in Rule 13d-3 promulgated under the Act.

"Cause" for termination by the Company of the eligible employee's employment shall mean (i) the willful and continued failure by the eligible employee to substantially perform the eligible employee's duties with the Company (other than any such failure resulting from the eligible employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a notice of termination for Good Reason by the eligible employee) after a written demand for substantial performance is delivered to the eligible employee by the CIC Committee, which demand specifically identifies the manner in which the CIC Committee believes that the eligible employee has not substantially performed the eligible employee's duties, or (ii) the willful engaging by the eligible employee in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the eligible employee's part shall be deemed "willful" unless done, or omitted to be done, by the eligible employee not in good faith and without reasonable belief that the eligible employee's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the CIC Committee by clear and convincing evidence that Cause exists.

A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

         (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (a) of paragraph (iii) below; or

         (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

         (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

         (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

"CIC Committee" shall mean (i) the individuals (not fewer than three in number) who, on the date six months before a Change in Control, constitute the Compensation Committee of the Board of Directors of the Company, plus (ii) in the event that fewer than three individuals are available from the group specified in clause (i) above for any reason, such individuals as may be appointed by the individual or individuals so available (including for this purpose any individual or individuals previously so appointed under this clause
(ii)); provided, however, that the maximum number of individuals constituting the CIC Committee shall not exceed six (6).

"Good Reason" for termination by the eligible employee of the eligible employee's employment shall mean the occurrence (without the eligible employee's express written consent) after any Change in Control, or prior to a Change in Control under the circumstances described in clauses (iii)(b) and (c) of the first sentence of this Paragraph 5 (treating all references in paragraphs (i) through (vii) below to a "Change in Control" as references to a "Potential Change in Control"), of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (i), (v), (vi) or (vii) below, such act or failure to act is corrected prior to the effective date of the eligible employee's termination for Good Reason:

         (i) the assignment to the eligible employee of any duties inconsistent with the status of the eligible employee's position with the Company or a substantial adverse alteration in the nature or status of the eligible employee's responsibilities from those in effect immediately prior to the Change in Control;

         (ii) a reduction by the Company in the eligible employee's annual base salary as in effect on the date hereof or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company;

         (iii) the relocation of the eligible employee's principal place of employment to a location more than 50 miles from the eligible employee's principal place of employment immediately prior to the Change in Control or the Company's requiring the eligible employee to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the eligible employee's present business travel obligations;

         (iv) the failure by the Company to pay to the eligible employee any portion of the eligible employee's current compensation except pursuant to an across-the-board compensation deferral similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company, or to pay to the eligible employee any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

         (v) the failure by the Company to continue in effect any compensation plan in which the eligible employee participates immediately prior to the Change in Control which is material to the eligible employee's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the eligible employee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the eligible employee's participation relative to other participants, as existed immediately prior to the Change in Control;

         (vi) the failure by the Company to continue to provide the eligible employee with benefits substantially similar to those enjoyed by the eligible employee under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans in which the eligible employee was participating immediately prior to the Change in Control (except for across the board changes similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the eligible employee of any material fringe benefit or perquisite enjoyed by the eligible employee at the time of the Change in Control, or the failure by the Company to provide the eligible employee with the number of paid vacation days to which the eligible employee is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control; or

         (vii) if the eligible employee is party to an individual employment, severance or other similar agreement with the Company, any purported termination of the eligible employee's employment which is not effected pursuant to the notice of termination and other procedures specified therein.

The eligible employee's right to terminate the eligible employee's employment for Good Reason shall not be affected by the eligible employee's incapacity due to physical or mental illness. The eligible employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder. For purposes of any determination regarding the existence of Good Reason, any claim by the eligible employee that Good Reason exists shall be presumed to be correct unless the Company establishes to the CIC Committee by clear and convincing evidence that Good Reason does not exist.

"Person" shall have the meaning given in Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

         (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

         (ii) the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

         (iii) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates); or

         (iv) the Board adopts a resolution to the effect that, for purposes of this Plan, a Potential Change in Control has occurred.

3. The second sentence of Paragraph 6 of the Plan is amended by inserting immediately prior to the "." at the end thereof the following:

; and provided further, that the provisions of this sentence shall be inapplicable to any sale of Option Shares or Conversion Shares by an employee holding a Stock Award if such sale occurs in connection with, or at any time following, a Change in Control.

4. The third sentence of Paragraph 6 of the Plan is amended by deleting at the beginning thereof the word "Moreover" and inserting in lieu thereof the phrase "Subject to the lapse of forfeiture provisions following a Change in Control or a Qualifying Termination provided under Paragraph 7".

5. Paragraph 7 of the Plan is amended (A) by inserting immediately following the phrase "and be of no further force and effect upon" the phrase "the earliest to occur of (i)" and (B) by inserting immediately prior to the "." at the end thereof the following:

, (ii) the occurrence of a Change in Control, and (iii) the occurrence of a Qualifying Termination

                  The effective date of this Amendment No. 1997-1 shall be July 23, 1997; provided, however, that, in the event that (A) the Company is party to a transaction which is otherwise intended to qualify for "pooling of interests" accounting treatment, (B) such transaction constitutes a Change in Control within the meaning of the Plan and (C) individuals who satisfy the requirements in clauses (i) and (ii) below constitute at least two-thirds (2/3) of the number of directors of the entity surviving such transaction or any parent thereof: individuals who (i) immediately prior to such transaction constitute the Board of Directors of the Company and (ii) on the date hereof constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended, by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended then (a) this Amendment No. 1997-1 shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (b) to the extent that the application of clause (a) of this sentence does not preserve the availability of such accounting treatment, then, to the extent that any provision or combination of provisions of this Amendment No. 1997-1 disqualifies the transaction as a "pooling" transaction (including, if applicable, this entire Amendment No. 1997-1), the Board of Directors of the Company shall amend such provision or provisions if and to the extent necessary (including declaring such provision or provisions to be null and void as of the date hereof) so that such transaction may be accounted for as a "pooling of interests." All determinations with respect to this paragraph shall be made by the Company, based upon the advice of the accounting firm whose opinion with respect to "pooling of interests" is required as a condition to the consummation of such transaction. Except as herein modified, the Plan shall remain in full force and effect.

                                                     BAKER HUGHES INCORPORATED


                                                     By:
                                                        ------------------------
                                                     Title:

                           AMENDMENT NO. 1999-1 TO THE
                              AMENDED AND RESTATED
                         1991 EMPLOYEE STOCK BONUS PLAN

         This Amendment No. 1999-1 is made to the Baker Hughes Incorporated Amended and Restated 1991 Employee Stock Bonus Plan ("the Plan"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

         WHEREAS, Baker Hughes Incorporated (the "Company") has determined that it is in its best interest and that of its stockholders to amend the Plan as set forth herein;

         NOW, THEREFORE, the Plan is amended as follows:

1. Clauses (ii) and (iii) of the first sentence of Paragraph 5 of the Plan are amended in their entirety to read as follows:

"(ii) the occurrence of a Change in Control other than an event described only in clause (iii) of the definition of Change in Control set forth in Paragraph 5 of the Plan, and

(iii) the termination of the eligible employee's employment if (a) such eligible employee's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (b) such eligible employee terminates his or her employment for Good Reason prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of the Person described in clause (a), (c) such eligible employee's employment is terminated by the Company without Cause or by the eligible employee for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs) or (d) such eligible employee's employment is terminated by the Company without Cause or by the eligible employee for Good Reason, in either case within 2 years following the occurrence of a Change in Control described in clause
(iii) of the definition of Change in Control set forth in Paragraph 5 of the Plan."

2. The definition of Change in Control set forth in Paragraph 5 of the Plan is amended in its entirety to read as follows:

"A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

         (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (a) of paragraph (iii) below; or

         (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

         (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the

Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

         (iv) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or any parent thereof (or a majority plus one member where such board comprises an odd number of members); or

         (v) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale. Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions."

3. The second sentence of Paragraph 6 of the Plan is amended by inserting immediately prior to the "." at the end thereof the following:

"other than an event described only in clause (iii) of the definition of Change in Control set forth in Section 5 of the Plan; and provided further, that the provisions of this sentence shall be inapplicable to any sale of Option Shares or Conversion Shares by an employee holding a Stock Award if such sale occurs at any time following a Qualifying Termination."

4. Clause (ii) of Paragraph 7 of the Plan is amended in its entirety to read as follows:

"(ii) the occurrence of a Change in Control other than an event described only in clause (iii) of the definition of Change in Control set forth in Section 5 of the Plan."

         The effective date of this Amendment No. 1999-1 shall be January 27, 1999; provided, however, that, in the event that (A) the Company is party to a transaction which is otherwise intended to qualify for "pooling of interests" accounting treatment, (B) such transaction constitutes a Change in Control within the meaning of the Plan and (C) individuals who satisfy the requirements in clauses (i) and (ii) below constitute at least two-thirds (2/3) of the number of directors of the entity surviving such transaction or any parent thereof: individuals who (i) immediately prior to such transaction constitute the Board of Directors of the Company and (ii) on the date hereof constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended, by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended then (a) this Amendment No. 1999-1 shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (b) to the extent that the application of clause (a) of this sentence does not preserve the availability of such accounting treatment, then, to the extent that any provision or combination of provisions of this Amendment No. 1999-1 disqualifies the transaction as a "pooling" transaction (including, if applicable, this entire Amendment No. 1999-1), the Board of Directors of the Company shall amend such provision or provisions if and to the extent necessary (including declaring such provision or provisions to be null and void as of the date hereof) so that such transaction may be accounted for as a "pooling of interests." All determinations with respect to this paragraph shall be made by the Company, based upon the advice of the accounting firm whose opinion with respect to "pooling of interests" is required as a condition to the consummation of such transaction. Except as herein modified, the Plan shall remain in full force and effect.

                                            BAKER HUGHES INCORPORATED

                                            By:
                                               ---------------------------------
                                            Name:  G.S. Finley
                                            Title: Senior Vice President
                                                   and Chief Administrative
                                                   Officer

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